                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 26, 2002


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                                1-12574                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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

                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)


                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON JUNE 26, 2002 REGARDING A MID-YEAR UPDATE ON TEXAS BIOTECHNOLOGY ACCOMPLISHMENTS.

                  TEXAS BIOTECHNOLOGY PROVIDES MID-YEAR UPDATE

     FIRST HALF ACCOMPLISHMENTS INCLUDE A SECOND FDA APPROVAL FOR ARGATROBAN AND COMPLETION OF PATIENT ENROLLMENT FOR SEVERAL MAJOR CLINICAL TRIALS:
            ISCHEMIC STROKE, PERCUTANEOUS CORONARY INTERVENTION AND
                         PULMONARY ARTERIAL HYPERTENSION

NANTUCKET, MA - JUNE 26, 2002 - In a presentation delivered today to investors attending the 12th Annual Wachovia Securities Nantucket Equity Conference, Texas Biotechnology Corporation (NASDAQ:TXBI) President and CEO Bruce D. Given, M.D., reported that progress has been made in executing the Company's new business plan.

"After 3 months as CEO, I'm pleased to report that the employees, management team and Board of Directors are now completely aligned behind a refined strategy designed to maximize shareholder value. This allows us to sharpen our focus on execution of our R&D programs while proceeding aggressively with our new commercialization strategy."

In addition to the discussion of the Company's pipeline and a review of the therapeutic and commercial value of its products in clinical development, Dr. Given reported that the Company had already met or is on track to meet its 2002 objectives:

RECENT ACCOMPLISHMENTS

     o   A second FDA approval of Argatroban in heparin-induced thrombocytopenia
         (HIT) patients undergoing percutaneous coronary interventions (PCI)
     o Completion of patient enrollment for the Phase II trial for Argatroban in ischemic stroke
     o Completion of patient enrollment for the Phase II trial for Argatroban in PCI
     o Completion of patient enrollment for the Phase IIb/III trial for sitaxsentan in pulmonary arterial hypertension (PAH)
     o Selection by Schering-Plough of a small molecule VLA-4 antagonist for further development
     o Completion of Phase I studies using the inhaled formulation of bimosiamose (TBC1269) that is being developed by our subsidiary, Revotar Biopharmaceuticals
     o   Initiation of a Phase IIa trial for bimosiamose in asthma

UPCOMING EVENTS

     o   Ongoing quarterly updates on Argatroban sales in HIT
     o   Phase II trial results for Argatroban in ischemic stroke
     o   Phase II trial results for use of Argatroban in PCI
     o   Phase IIb/III trial results for sitaxsentan in PAH
     o   Initiation of a Phase IIa trial for bimosiamose in psoriasis
     o   Initiation of a Phase II trial for TBC3711 in chronic heart failure

A replay of the presentation can be accessed on the Company's web site (www.tbc.com).

Texas Biotechnology, a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for its expertise in small molecule drug development and vascular biology. Argatroban, its first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Additional studies are seeking to broaden this initial indication for Argatroban in ischemic stroke, angioplasty and hemodialysis. Texas Biotechnology has several other products in clinical development for pulmonary arterial hypertension, congestive heart failure and asthma.

This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approval, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Texas Biotechnology has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.



                            [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date June 26, 2002                  TEXAS BIOTECHNOLOGY CORPORATION


                                    /s/  STEPHEN L. MUELLER
                                    --------------------------------------------
                                    Stephen L. Mueller
                                    Vice-President, Finance and Administration
                                    Secretary and Treasurer